EXHIBIT INDEX

Exhibit No.                       Description
----------                        -----------

2.1 Control and Profit and Loss Transfer Agreement, dated November 21, 2001, between Coca-Cola GmbH and Coca-Cola Erfrischungsgetraenke AG -- incorporated herein by reference to Exhibit 2 of the Company's Form 10-Q Quarterly Report for the quarter ended March 31, 2002. (With regard to applicable cross references in this report, the Company's Current, Quarterly and Annual Reports are filed with the Securities and Exchange Commission under File No. 1-2217.)

3.1 Certificate of Incorporation of the Company, including Amendment of Certificate of Incorporation, effective May 1, 1996 -- incorporated herein by reference to Exhibit 3 of the Company's Form 10-Q Quarterly Report for the quarter ended March 31, 1996.

3.2 By-Laws of the Company, as amended and restated through January 30, 2003.

4.1 The Company agrees to furnish to the Securities and Exchange Commission, upon request, a copy of any instrument defining the rights of holders of long-term debt of the Company and all of its consolidated subsidiaries and unconsolidated subsidiaries for which financial statements are required to be filed with the Securities and Exchange Commission.

10.1.1 The Key Executive Retirement Plan of the Company, as amended -- incorporated herein by reference to Exhibit 10.2 of the Company's Form 10-K Annual Report for the year ended December 31, 1995.*

10.1.2 Third Amendment to the Key Executive Retirement Plan of the Company, dated as of July 9, 1998 -- incorporated herein by reference to
          Exhibit 10.1.2 of the Company's Form 10-K Annual Report for the year ended December 31, 1999.*

10.1.3 Fourth Amendment to the Key Executive Retirement Plan of the Company, dated as of February 16, 1999 -- incorporated herein by reference to
          Exhibit 10.1.3 of the Company's Form 10-K Annual Report for the year ended December 31, 1999.*

10.1.4 Fifth Amendment to the Key Executive Retirement Plan of the Company, dated as of January 25, 2000 -- incorporated herein by reference to
          Exhibit 10.1.4 of the Company's Form 10-K Annual Report for the year ended December 31, 1999.*

10.2 Supplemental Disability Plan of the Company, as amended and restated effective January 1, 2003.*

10.3      The  Performance   Incentive  Plan  of  the  Company,  as  amended  --
          incorporated herein by reference to Exhibit 10.4 of the Company's Form 10-K Annual Report for the year ended December 31, 1995.*

10.4 1991 Stock Option Plan of the Company, as amended and restated through April 20, 1999 -- incorporated herein by reference to Exhibit 10.2 of the Company's Form 10-Q Quarterly Report for the quarter ended March 31, 1999.*

10.5 1999 Stock Option Plan of the Company, as amended and restated through February 20, 2002 -- incorporated herein by reference to Exhibit 10.1 of the Company's Form 10-Q Quarterly Report for the quarter ended March 31, 2002.*

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Exhibit No.                       Description
----------                        -----------

10.6 2002 Stock Option Plan of the Company, adopted as of April 17, 2002 -- incorporated herein by reference to Exhibit 10.4 of the Company's Form 10-Q Quarterly Report for the quarter ended March 31, 2002.*

10.7 1983 Restricted Stock Award Plan of the Company, as amended through February 17, 2000 -- incorporated herein by reference to Exhibit 10.7 of the Company's Form 10-K Annual Report for the year ended December 31, 1999.*

10.8 1989 Restricted Stock Award Plan of the Company, as amended and restated through March 1, 2002 -- incorporated herein by reference to
          Exhibit 10 of the Company's Form 10-Q Quarterly Report for the quarter ended September 30, 2002.*

10.9.1 Compensation Deferral & Investment Program of the Company, as amended, including Amendment Number Four dated November 28, 1995 -- incorporated herein by reference to Exhibit 10.13 of the Company's Form 10-K Annual Report for the year ended December 31, 1995.*

10.9.2 Amendment Number 5 to the Compensation Deferral & Investment Program of the Company, effective as of January 1, 1998 -- incorporated herein by reference to Exhibit 10.8.2 of the Company's Form 10-K Annual Report for the year ended December 31, 1997.*

10.10 Executive Medical Plan of The Coca-Cola Company, as amended and restated effective January 1, 2001.*

10.11 Supplemental Benefit Plan of the Company, as amended and restated effective January 1, 2002.*

10.12 Retirement Plan for the Board of Directors of the Company, as amended -- incorporated herein by reference to Exhibit 10.22 of the Company's Form 10-K Annual Report for the year ended December 31, 1991.*

10.13 Deferred Compensation Plan for Non-Employee Directors of the Company, adopted as of October 16, 1997 -- incorporated herein by reference to
          Exhibit 10.12 of the Company's Form 10-K Annual Report for the year ended December 31, 1997.*

10.14 Long Term Performance Incentive Plan of the Company, as amended and restated effective April 21, 1999 -- incorporated herein by reference to Exhibit 10.4 of the Company's Form 10-Q Quarterly Report for the quarter ended March 31, 1999.*

10.15 Executive Performance Incentive Plan of the Company, as amended and restated effective April 21, 1999 -- incorporated herein by reference to Exhibit 10.5 of the Company's Form 10-Q Quarterly Report for the quarter ended March 31, 1999.*

10.16.1   Letter Agreement,  dated December 6, 1999,  between the Registrant and
          M.  Douglas  Ivester --  incorporated  herein by  reference to Exhibit
          10.17.1 of the Company's Form 10-K Annual Report for the year ended December 31, 1999.*

10.16.2   Letter Agreement,  dated December 15, 1999, between the Registrant and
          M.  Douglas  Ivester --  incorporated  herein by  reference to Exhibit
          10.17.2 of the Company's Form 10-K Annual Report for the year ended December 31, 1999.*

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Exhibit No.                         Description
----------                          -----------

10.16.3   Letter Agreement,  dated February 17, 2000, between the Registrant and
          M.  Douglas  Ivester --  incorporated  herein by  reference to Exhibit
          10.17.3 of the Company's Form 10-K Annual Report for the year ended December 31, 1999.*

10.17 Group Long-Term Performance Incentive Plan of the Company, as amended and restated effective February 17, 2000 -- incorporated herein by reference to Exhibit 10.18 of the Company's Form 10-K Annual Report for the year ended December 31, 1999.*

10.18 Executive Incentive Plan of the Company, adopted as of February 14, 2001 -- incorporated herein by reference to Exhibit 10.19 of the Company's Form 10-K Annual Report for the year ended December 31, 2000.*

10.19 Form of United States Master Bottle Contract, as amended, between the Company and Coca-Cola Enterprises Inc. ("Coca-Cola Enterprises") or its subsidiaries -- incorporated herein by reference to Exhibit 10.24 of Coca-Cola Enterprises' Annual Report on Form 10-K for the fiscal year ended December 30, 1988 (File No. 01-09300).

10.20.1 Employment Agreement, dated as of February 21, 2001, between the Company and Deval L. Patrick -- incorporated herein by reference to
          Exhibit 10.21.1 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.20.2 Letter, dated January 4, 2002, from the Company to Deval L. Patrick -- incorporated herein by reference to Exhibit 10.21.2 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.21.1 Employment Agreement, dated March 2, 2001, between the Company and Steven J. Heyer -- incorporated herein by reference to Exhibit 10.22.1 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.21.2 Letter, dated January 4, 2002, from the Company to Steven J. Heyer -- incorporated herein by reference to Exhibit 10.22.2 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.22     Letter Agreement,  dated March 31, 2001,  between the Company and Jack
          L. Stahl -- incorporated herein by reference to Exhibit 10.4 of the Company's Form 10-K Annual Report for the year ended March 31, 2001.*

10.23     Letter Agreement,  dated June 12, 2001, between the Company and Joseph
          R. Gladden, Jr. -- incorporated herein by reference to Exhibit 10.24 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.24 Letter Agreement, dated August 22, 2001, between the Company and Charles S. Frenette -- incorporated herein by reference to Exhibit
          10.25 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.25 Letter Agreement, dated August 22, 2001, between The Coca-Cola Export Corporation and Charles S. Frenette -- incorporated herein by reference to Exhibit 10.26 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.26 Letter Agreement, dated September 17, 2001, between the Company and Brian G. Dyson -- incorporated herein by reference to Exhibit 10.27 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

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Exhibit No.                       Description
----------                        -----------

10.27 Letter, dated October 17, 2001, from the Company to James E. Chestnut -- incorporated herein by reference to Exhibit 10.28 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.28 Resolutions of the Compensation Committee of the Company's Board of Directors, dated October 17, 2001, pertaining to A.R.C. (Sandy) Allan -- incorporated herein by reference to Exhibit 10.29 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.29 Deferred Compensation Plan of the Company, adopted December 20, 2001 effective as of June 1, 2002 -- incorporated herein by reference to
          Exhibit 10.30 of the Company's Form 10-K Annual Report for the year ended December 31, 2001.*

10.30 Letter Agreement, dated October 24, 2002, between the Company and Carl Ware.*

10.31 The Coca-Cola Export Corporation Employee Share Plan, effective as of March 13, 2002.*

10.32 Employees' Savings and Share Ownership Plan of Coca-Cola Ltd., effective as of January 1, 1990.*

10.33     Share Purchase Plan - Denmark, effective as of 1991.*

12.1 Computation of Ratios of Earnings to Fixed Charges for the years ended December 31, 2002, 2001, 2000, 1999 and 1998.

13.1 Portions of the Company's 2002 Annual Report to Share Owners expressly incorporated by reference herein: Pages 45 through 106, 108 through 111, 114 and the inside back cover (definitions of "Dividend Payout Ratio," "Economic Profit," "Net Capital," "Net Debt," "Return on Capital," "Return on Common Equity," "Total Capital" and "Total Market Value of Common Stock").

21.1      List of subsidiaries of the Company as of December 31, 2002.

23.1      Consent of Independent Auditors.

24.1      Powers of Attorney of Officers and Directors signing this report.

99.1      Cautionary Statement Relative to Forward-Looking Statements.

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* Management contracts and compensatory plans and arrangements  required to be filed as exhibits pursuant to Item 15(c) of this report.


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